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                                                                    EXHIBIT 23.1

                          Independent Auditors' Consent

We consent to the incorporation by reference in this Registration Statement of DBT Online, Inc. on Form S-8 of our reports dated March 11, 1998 appearing in the Annual Report on Form 10-K of DBT Online, Inc. for the year ended December 31, 1997 and to the reference to us under the heading "Experts" in this Registration Statement.




DELOITTE & TOUCHE  LLP

Fort Lauderdale, Florida
November 30, 1998